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                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

                                                                  EXHIBIT 10.7


                      NETSCAPE COMMUNICATIONS CORPORATION

                              NET SEARCH PROGRAM--
                             DISTINGUISHED PROVIDER

OBJECTIVE: To enable users of the Netscape Navigator client software product to find content on the Internet by providing them with access to established Internet search and directory services.

TERMS AND CONDITIONS:

        1. DISTINGUISHED PROVIDER. The entity named on the signature page hereto is referred to in this agreement ("Agreement") as the "Distinguished Provider" for the HTML page accessible by the public via the Internet at the Universal Resource Locator ("URL") http://www.onvillage.com (the Page), or such other URL, as Netscape Communications Corporation ("Netscape") may designate from time to time in writing, which is part of the collection of U.S. English-language HTML documents accessible by the public via the Internet at the URL, http://home.netscape.com ("Netscape's U.S. English-language Web Site"). The Page may also be accessed by pressing or "clicking" on the Net Search button of the U.S. English-language version of the Netscape Navigator. (Netscape may, in the future, change the name of the Net Search Button. The Page may also be accessed from other locations on Netscape's U.S. English-language Web Site referring to the Net Search service.)

        2. DISTINGUISHED PERIOD. Netscape will maintain the Distinguished Listing (as defined below) on the Page for the following period ("Distinguished Period"):

                From: September 4, 1996

                Until: March 31, 1997

(The parties may, upon mutual written agreement no less than thirty (30) days prior to the end of the then current Distinguished Period, extend the term of this Agreement for an additional (12) month period upon terms and conditions agreed to by the parties; provided, however, nothing contained herein shall obligate either party to agree to extend the term of this Agreement.)

        3.      EXPOSURE ON PAGE.

                a. Distinguished Provider will supply Netscape with text describing Distinguished Provider's search or directory service ("Distinguished Text"), which shall be no more than fifty (50) words in length, and HTML and/or GIF files, or files of such other format as may be designated from time to time in writing by Netscape, which conform to the specifications in Exhibit A for Distinguished Provider's search or directory service ("Distinguished Logo"). (The Distinguished Logo and Distinguished Text are herein collectively referred to as the "Distinguished Listing.") During the Distinguished Period, Netscape will place Distinguished Provider's name in the Distinguished Provider portion of the Page (below the logos of any Premier Provider participating in Netscape's Net Search Program), and the Distinguished Listing will appear in rotation with the Distinguished Listings of the other Distinguished Providers in the Distinguished Listing portion of the Page, as further described in Exhibit A. Distinguished Logo (including the copyright ownership thereof), and Distinguished Provider hereby grants Netscape a royalty-free worldwide license to use,


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                                                     200.83 and 230.406

display, perform, reproduce and distribute the Distinguished Listing and Distinguished Logo, and such other licenses with respect to the Distinguished Listing and Distinguished Logo necessary to fulfill the intention of this Agreement. The specifications of the Distinguished Listing and Distinguished Logo and their placement on the Page are set forth on Exhibit A hereto. Netscape may, upon notice to Distinguished Provider, (i) change the position of the Distinguished Logo or the Distinguished Listing on the Page, (ii) revise Exhibit A, or (iii) redesign or reconfigure Netscape's U.S. English-language Web Site, the Page and/or the manner in which an end user interacts with any of the pages of Netscape's U.S. English-language Web Site, and Distinguished Provider shall promptly (and in any event, within no more than one (1) week following receipt of the notice) supply Netscape with a revised Distinguished Logo and Distinguished Listing which conform to the specifications of the revised Exhibit A.

        b. Netscape will produce the Page, as set forth on Exhibit A which Exhibit Netscape may revise from time to time, such that when an end user presses or "clicks" on the Distinguished Logo or a hypertext link embedded on the Distinguished Listing, the end user's Netscape Navigator will access ("Distinguished Link") Distinguished Provider's applicable HTML page located at the applicable Universal Resource Locator (as supplied by Distinguished Provider) for such page on Distinguished Provider's Web site ("Distinguished URL").

        c. Netscape will use reasonable commercial efforts to promptly remedy any material misplacement of the Distinguished Listing or Distinguished Logo on the Page or any material malfunctioning of the Distinguished Link under the control of Netscape, provided Distinguished Provider will fully cooperate with Netscape to remedy any such material malfunctioning or misplacement, and provided further that Netscape shall not incur liability for any failure to remedy such material malfunctioning or misplacement if such remedy is not within the reasonable control of Netscape.

        4.      COMPENSATION.

                a. For the benefits provided to Distinguished Provider during the Distinguished Period, Distinguished Provider shall pay Netscape a total of $171,666 (the "Payment") as follows:

                        (1) $21,666 within thirty (30) days after full execution of this Agreement;

                        (2) $25,000 within thirty (30) calendar days of each of the following days during the Distinguished Period; 10/1, 11/1, 12/1, 1/1, 2/1, 3/1 (The three-month period beginning 10/1 and ending 12/31 is referred to herein as the "First Full Quarter", and the three-month period beginning 1/1 and ending 3/31 is referred to as the "Second Full quarter." The period beginning 9/4 and ending 9/31 is referred to herein as the "Initial Period.")

                b. Any portion of the Payment which has not been paid to Netscape within the applicable time set forth above shall bear interest at the lesser of (i) one percent (1%) per month, or (ii) the maximum amount allowed by law.

        5.      ADDITIONAL DISTINGUISHED PROVIDER BENEFITS.

                a. Netscape with provide Distinguished Provider * * * * * with * * * * * "Platinum Ad (Basic Service)", as such Platinum Ad is described on Netscape's current Rate Card as of the date of this Agreement, on Netscape's U.S. English-language Web Site, (or such


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                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

advertisement's equivalent, in Netscape's reasonable discretion) during the Distinguished Period. The Platinum Ad shall begin on a date designated by Netscape and end no later than the end of the Distinguished Period; provided Distinguished Provider supplies Netscape with the graphic files and other materials and information within the timeframes and as set forth in the specifications of the applicable Netscape advertising program and as reasonably requested by Netscape to produce the advertisement. Distinguished Provider and Netscape shall schedule the placement of the Platinum Ad for the Distinguished Period no later than 12/31.

                b. During the Distinguished Period, Distinguished Provider may purchase additional advertising on Netscape's U.S. English-language Web Site for advertising that will run during the Distinguished Period for the service of Distinguished Provider at a discount of * * % off Netscape's then standard rates for such advertising.

                c. Netscape will use reasonable efforts to advise Distinguished Provider of new Netscape advertising campaigns prior to announcing such new campaigns on Netscape's U.S. English-language Web site; provided, however, Netscape shall not incur liability for failure so to advise Distinguished Provider.

        6. DISTINGUISHED PROVIDER OBLIGATIONS. In addition to the other obligations set forth herein, Distinguished Provider will:

a. Display the "Netscape Now" button prominently above the fold of Distinguished Provider's home page on its Web site and/or on each page of Distinguished Provider's Web site which may be accessed directly from the home page of Distinguished Provider's Web site and use best efforts to include the following statement (or a statement designated by Netscape and generally used by Netscape as a successor to the following statement or in connection with any successor program to Netscape's Netscape Now program) next to the Netscape Now button: "This site is best viewed with Netscape Navigator 3.0. Download Netscape Now!" (or such higher non-beta version as is then available), and Distinguished Provider will produce the page such that when an end user presses or "clicks" on the Netscape Now button, the end user's Internet client software will access the applicable HTML page located at a URL supplied by Netscape. * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * * * * * * * * * * Distinguished Provider will use reasonable commercial efforts to promptly remedy any misplacement of the Netscape Now button on its home page or any malfunctioning of the button, provided Netscape will fully cooperate with Distinguished Provider to remedy any such misplacement or malfunctioning, and provided further that Distinguished Provider shall not incur liability for any failure to remedy such misplacement or malfunctioning if such remedy is not within the reasonable control of Distinguished Provider. In the event that Netscape replaces the Netscape Now program with a successor program, Netscape shall advise Distinguished Provider, and Distinguished Provider shall produce the page to conform to such successor program, provided Distinguished Provider's obligations under such successor program shall not be materially increased.

                b.  Use  * * * * * * * * * * * * * * * * * * * * * * * * * * *
                         * * * * * * * * * * * * * * * * * * * * * * * * * * *
                         * * * * * * * * * * * * * * * * * * * * * * * * * * *

                c.  * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                    * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                    * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                    for display with those Internet



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                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

software clients capable of displaying the * * * on (i) the * * * of Distinguished Provider's Web site, and, if different, (ii) the * * *
* * * * * * * * (or on an HTML page located further down the directory tree from the page located at the Distinguished URL; provided Distinguished Provider will use reasonable efforts to implement the * * * * as high in such directory tree structure as possible), and, where appropriate, on all other HTML pages of Distinguished Provider's primary Web site; provided Distinguished Provider shall not be required * * * * * * on pages of any secondary Web site of Distinguished Provider that Distinguished Provider is required to construct to satisfy Distinguished Provider's obligations under any third party contract existing as of the date of this Agreement.

                d. Distinguished Provider will include in the home page of Distinguished Provider's Web site, and, if different, in the HTML page located at the Distinguished URL a "mailto" link which users of Distinguished Provider's service can use to direct questions or help requests to Distinguished Provider. Distinguished Provider will use reasonable efforts to reply promptly, but in any event within one (1) week, to any such question or help request.

        7. Usage Reports.

                a. Netscape and Distinguished Provider will each provide the other, via email to the email address set forth below, with usage reports ("Usage Reports") containing the information and in the format set forth in Exhibit B hereto. The Usage Reports shall cover the * * * * * * * * * *
 * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * and
shall be delivered within * * * * following the end of the applicable time period. The parties may, by mutual written agreement, alter the content and format of the Usage Reports.

                b. NETSCAPE AND DISTINGUISHED PROVIDER WILL USE REASONABLE EFFORTS TO ENSURE THE ACCURACY OF THE USAGE REPORTS, BUT NEITHER PARTY WARRANTS THAT THE USAGE REPORTS WILL CONFORM TO ANY PUBLISHED NUMBERS AT ANY GIVEN TIME. NEITHER PARTY SHALL BE HELD LIABLE FOR ANY CLAIMS AS THEY RELATE TO SAID USAGE REPORTS.

        8. Termination. Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for fifteen (15) days following notice to the breaching party of the breach or as otherwise provided in Section 9. Distinguished Provider may terminate this Agreement at the end of the * * * * * * or * * * * * * by providing notice to Netscape no less than sixty days prior to the end of the applicable quarter. Upon any termination or expiration of this Agreement, Netscape shall immediately cease providing to Distinguished Provider the benefits described herein, including, without limitation, the benefits described in Sections 3 and 5 hereof.

        9. Right to Refuse. Netscape will have the right to review the contents and format of the Distinguished Listing. If Netscape, in its sole discretion, at any time determines that the Distinguished Listing contains any material, or presents any material in a manner, that Netscape deems inappropriate for any reason, Netscape will inform Distinguished Provider of the reason Netscape has made such determination and may (i) refuse to include the Distinguished Listing and/or the Distinguished Logo in the Page, and/or (ii) immediately terminate this Agreement if Distinguished Provider has not revised to Netscape's reasonable satisfaction the Distinguished Listing within one (1) business day of written notice from Netscape. If Netscape, in its sole discretion, at any time determines that the Distinguished Provider's Web site contains any material, or presents any material in a manner, that Netscape deems inappropriate for any reason, Netscape may immediately terminate this Agreement upon notice to Distinguished Provider. Netscape reserves the right to refuse to include in the

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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

Page any Distinguished Listing or Distinguished Logo that does not completely conform to the specifications set forth in Exhibit A.

        10. RESPONSIBILITY FOR DISTINGUISHED LISTING. Distinguished Provider is solely responsible for any legal liability arising out of or relating to (i) the Distinguished Listing, the Distinguished Logo, and/or (ii) * * * * * * * * *
* * * * * * * . Distinguished Provider represents and warrants that it holds the necessary rights to permit the use of the Distinguished Text, the Distinguished Logo, the Distinguished URL and the Distinguished Link by Netscape for the purpose of this Agreement; and that the permitted use, reproduction, distribution, or transmission of the Distinguished Logo, the Distinguished Listing and any material to which users can link through the Distinguished Logo or the Distinguished Listing will not violate any criminal laws or any rights of any third parties, including, but not limited to, infringement or misappropriation of any copyright, patent, trademark, trade secret, music, image, or other proprietary or property right, false advertising, unfair competition, defamation, invasion of privacy or rights of celebrity, violation of any antidiscrimination law or regulation, or any other right of any person or entity. Distinguished Provider agrees to indemnify Netscape and to hold Netscape harmless from any and all liability, loss, damages, claims, or causes of action, including reasonable legal fees and expenses that may be incurred by Netscape, arising out of or related to Distinguished Provider's breach of any of the foregoing representations and warranties.

        11. LIMITATION OF LIABILITY. IN NO EVENT WILL EITHER PARTY BE LIABLE
TO THE OTHER FOR ANY SPECIAL, INCIDENTAL, OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON BREACH OF CONTRACT, TORT (INCLUDING NEGLIGENCE, OR OTHERWISE, AND WHETHER OR NOT THAT PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THE LIABILITY OF EITHER PARTY FOR DAMAGES OR ALLEGED DAMAGES HEREUNDER (EXCEPT FOR DAMAGES OR ALLEGED DAMAGES ARISING UNDER SECTION 10) WHETHER IN CONTRACT OR TORT OR ANY OTHER LEGAL THEORY IS LIMITED TO AND SHALL NOT EXCEED * * * * * *
* * * * * * * * .

        12. ASSIGNMENT. Distinguished Provider may not assign this Agreement by operation of law or otherwise, in whole or in part, without Netscape's written consent. Any attempt to assign this Agreement without such consent will be null and void.

        13. GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws of the State of California without regard to its conflicts of laws principles.

        14. NOTICE. Any notice or reports required or permitted to be given under this Agreement shall be in English and given in writing and shall be delivered by personal delivery, by internationally recognized express courier, by facsimile transmission confirmed by telephone, by confirmed email, or by certified or registered mail, postage prepaid, return receipt requested and shall be deemed given upon personal delivery, two (2) days after deposit with express courier, five (5) days after deposit in the mail, or upon acknowledgment of receipt of facsimile or email. Notices shall be sent to a party at its address set forth below or such other address as that party may specify in writing pursuant to this Section.

        15. CONFIDENTIALITY. All disclosures of proprietary and/or confidential information in connection with this Agreement shall be governed by the terms of the Mutual Confidential Disclosure Agreement either previously entered into by the parties, or entered into by the parties concurrently with this Agreement, a copy of which is attached hereto as Exhibit C. The information contained in the Usage Reports provided by each party hereunder shall be deemed


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                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

the Proprietary Information of both parties. Either party may use such Proprietary Information internally, but shall not disclose such Proprietary Information to any third party. Notwithstanding the foregoing, (a) information contained in the Usage Reports which is available to Netscape through other sources shall not be Distinguished Provider Proprietary Information; and (b) Netscape may aggregate the information in the Usage Reports with information from other sources, and the aggregated information shall not be Distinguished Provider Proprietary Information.

        16. NO AGENCY. The parties hereto are independent contractors and shall have no power or authority to bind the other party or to assume or create any obligation or responsibility, express or implied, on behalf of the other party or in the other party's name. This Agreement shall not be construed to create or imply any partnership, agency, joint venture, or any other form of legal association between the parties.

        17. ENTIRE AGREEMENT. This Agreement together with Exhibits A through C hereto are the complete and exclusive agreement between the parties with respect to the subject matter hereof, superseding any prior agreements and communications (both written and oral) regarding such subject matter. The parties acknowledge that, with respect to the participation of Distinguished Provider in the Net Search Program during the Distinguished Period described herein, this Agreement shall supersede any agreement between Netscape and Distinguished Provider regarding Distinguished Provider's participation in any comparable program for any period prior to the commencement of the Distinguished Period described herein. This Agreement may only be modified, or any rights under it waived, by a written document executed by both parties.

The parties have duly executed this Agreement as of the later of the two (2) dates set forth below.

DISTINGUISHED PROVIDER:                 NETSCAPE:

ON'VILLAGE COMMUNICATIONS               NETSCAPE COMMUNICATIONS
-----------------------------           CORPORATION

By: /s/ ROBERT D. TRACHT                By:  /s/ BARBARA J. GORE
    -------------------------               -------------------------

Print Name: Robert D. Tracht            Print Name: Barbara J. Gore
            -----------------                       -----------------

Title: President                        Title: Publisher
       ----------------------                  ----------------------

Date:  12/20/96                         Date:  12/22/96
       ----------------------                  ----------------------


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                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406


Distinguished Provider Address                  Netscape Address:

ON'VILLAGE COMMUNICATIONS                       501 East Middlefield Road
---------------------------------

848 N. LA CIENEGA BLVD., #206                   Mountain View, CA 94043
---------------------------------

LOS ANGELES, CA 90069
---------------------------------

Attention: JACK TRACHT                          Attention: Barbara Gore
           ----------------------

Facsimile: 310 659-4717                         Facsimile: (415) 428-4070
---------------------------------

Email: Jack@onvillage.com                       Email: bgore@netscape.com







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                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406


                                   EXHIBIT A

[NETSCAPE LOGO]     DESTINATIONS

                NET SEARCH

[PICTURE]
                To select a Search Sampler, click on one of the names below.


                           EXCITE     YAHOO      INFOSEEK      LYCOS    MAGELLAN

                           [YAHOO! LOGO]                  Search

SITE SAMPLE            Got Yahoo! - News Headlines -Sports News/Scores -
                       Stock Quotes - Net Events
Click on this icon to
keep a Site Sampler    o ARTS            o GOVERNMENT    o MUSIC       o SCIENCE
on your desktop for    o BUSINESS        o HEALTH        o NEWS        o SOCIETY
quick searches.        o COMPUTERS       o INTERNET      o RECREATION  o SPORTS
Note: This feature     o EDUCATION       o INVESTING     o REFERENCE   o TRAVEL
works best with        o ENTERTAINMENT   o MOVIES        o REGIONAL    o WEATHER
Netscape Navigator
3.0.                        My Yahoo! - Yahoo! L.A. - Yahoo! SF Bay
                        Yahooligans! for Kids - Yahoo! Japan - Yahoo! Canada Download
Navigator 3.0 now.

                                      WHY?                            WorldNet
                           (are you paying for every   [AT&T LOGO]     Service
                          hour you spend on the Web?)

OTHER SERVICES:           INFOSEEK        LYCOS           MAGELLAN
More great search and     EXCITE          YAHOO!          OPENTEXT INDEX       [MAGELLAN LOGO]
directory services are    THE ELECTRIC    SHAREWARE.COM   ACCUFIND
listed here. Each of      LIBRARY         HOTBOT          100HOT WEB SITES     Magellan,
these sites uses a        ALTAVISTA       DISINFORMATION  BIGBOOK              Home of the Green
unique technology to      IBM INFOMARKET  WHOWHERE?       ON'VILLAGE           Light Sites.
find what you're          FOUR11          BIGFOOT
looking for.              GTE
                          SUPERPAGES

SEARCH CATEGORIES:        WEB GUIDES  Search or browse categorized sites with
Don't miss the            these Web guides.
additional search and
directory companies       SPECIALIZED GUIDES  Find a home or a piece of
included in these         shareware with these topic-specific sites.
categories. For
example, real             GLOBAL SEARCH  These tools will conduct a Web-wide
information junkies       search for a single word.
can find newsgroup
topic of their            WHITE PAGES  Online whitepages to help locate people
choice in Newsgroups.     on the Internet.

                          YELLOW PAGES Searchable listings for businesses and services in the U.S.

                          NEWSGROUPS Find a newsgroup on any topic with these guides to ongoing online discussions.

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                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406




                Destinations            French / German / Italian
                                           Japanese / Spanish
                    go

If this feature does not seem to be working, you should download the JavaScript Enabled Netscape Navigator.

NETSCAPE     DOWNLOAD     CUSTOMER     TECHNICAL     SEARCH &     WEB SITE
  HOME       SOFTWARE     SERVICE       SUPPORT      CONTENTS   ADVERTISING

          Corporate Sales: 415/937-2555; Personal Sales: 415/937-3777;
                          Federal Sales: 415/937-3678

            If you have any questions, please visit Customer Service

             Copyright (c) 1996 Netscape Communications Corporation

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406


                                   EXHIBIT B
                               OF THE NET SEARCH
               AND NET DIRECTORY DISTINGUISHED PROVIDER AGREEMENT


Within fifteen (15) days following the end of each month of the Distinguished Period, Distinguished Provider will provide Netscape with a report that shows

        (1)     the * * * * * * * * * * *

        (2)     the * * * * * * * * * * *(1).

Sample Usage Statistics Report for Distinguished Provider by Netscape --
Date: * * * * *

        Date                    Impressions

         *                      * * * * *

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                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406


                                   EXHIBIT C
                    MUTUAL CONFIDENTIAL DISCLOSURE AGREEMENT

        WHEREAS, Netscape Communications Corporation ("Netscape") has developed unique and proprietary computer programs; and

        WHEREAS, E. Ventures Inc. D/B/A On'Village Communications ("Company") and Netscape are entering into a business relationship.

NOW, THEREFORE:

        Each party (the "Receiving Party") understands that the other party (the "Disclosing Party") has disclosed or may disclose information (including, without limitation, computer programs, code, algorithms, names and expertise of employees and consultants, know-how, formulas, processes, ideas, inventions (whether patentable or not), schematics and other technical, business, financial and product development plans, forecasts, strategies and information), which to the extent previously, presently, or subsequently disclosed to the Receiving Party is hereinafter referred to as "Proprietary Information" of the Disclosing Party whether disclosed orally, in writing, or otherwise. All Proprietary Information disclosed in tangible form by the Disclosing Party shall be marked "confidential" or "proprietary", and all Proprietary Information disclosed orally or otherwise in intangible form by the Disclosing Party shall be designated as confidential or proprietary at the time of disclosure and shall be reduced to writing and delivered to the Receiving Party within thirty (30) days following the date of disclosure.

        In consideration of the parties' discussions and any access the Receiving Party may have to Proprietary Information of the Disclosing Party, the Receiving Party hereby agrees as follows:

                1. The Receiving Party agrees (i) to hold the Disclosing Party's Proprietary Information in confidence and to take all reasonably necessary precautions to protect such Proprietary Information (including, without limitation, all precautions the Receiving Party employs with respect to its own confidential materials), (ii) not to divulge any such Proprietary Information or any information derived therefrom to any third person, (iii) not to make any use whatsoever at any time to such Proprietary Information except as provided in the Net Search and Net Directory Program (Distinguished Provider) Agreement ("Distinguished Agreement") between Netscape and Company dated as of November 4, 1996 to which this Agreement is attached as an Exhibit, (iv) not to remove or export any such Proprietary Information from the country of the Receiving Party, and (v) not to copy or reverse engineer, reverse compile or attempt to derive the composition or underlying information of any such Proprietary Information. The Receiving Party shall limit the use of and access to the Disclosing Party's Proprietary Information to those of the Receiving Party's employees who need to know such Proprietary Information for the purpose of such internal evaluation and shall cause such employees to comply with the obligations set forth herein. The Receiving Party shall treat the Proprietary Information with at least the same degree of care and protection as it would use with respect to its own proprietary information. The foregoing obligations shall survive for a period of three (3) years from the date of disclosure of the Proprietary Information. Without granting any right or license, the Disclosing Party agrees that the foregoing shall not apply with respect to information that
(i) is in the public domain and is available at the time of disclosure or which thereafter enters the public domain and is available, through no improper action or inaction by the Receiving Party or any affiliate, agent or employee, or (ii) was in the Receiving Party's possession or known by it prior to receipt from the Disclosing Party, or (iii) was rightfully disclosed to the Receiving Party by another person without restriction, or (iv) is independently developed by the Receiving Party without access to such Proprietary Information, or (v) is required to be disclosed pursuant to any statutory regulatory authority, provided the Disclosing Party is given prompt notice of such


Net Search Program - Distinguished Provider                       [100296/esw]
CONFIDENTIAL and PROPRIETARY                                       Rev. 030596
                                                                    [STANDARD]

                                                    *Confidential Treatment
                                                     Requested under 17 C.F.R.
                                                     Sections 200.80(b)(4)
                                                     200.83 and 230.406

requirement and the scope of such disclosure is limited to the extent possible, or is required to be disclosed by a court order, provided the Disclosing Party is given prompt notice of such order and provided the opportunity to contest it.

        2. Immediately upon a request by the Disclosing Party at any time, the Receiving Party will turn over to the Disclosing Party all Proprietary Information of the Disclosing Party and all documents or media containing any such Proprietary Information and any and all copies or extracts thereof. The Receiving Party understands that nothing herein requires the disclosure of any Proprietary Information of the Disclosing Party, which shall be disclosed, if at all, as required under the Distinguished Agreement or at the option of the Disclosing Party.

        3. Except to the extent required by law, as set forth in this Agreement or as otherwise mutually agreed to by the parties, neither party shall disclose the existence or subject matter of the negotiations or business relationship contemplated by this Agreement, or the content and terms of the Distinguished Agreement.

        4. The Receiving Party acknowledges and agrees that due to the unique nature of the Disclosing Party's Proprietary Information, there can be no adequate remedy at law for any breach of its obligations hereunder, that any such breach may allow the Receiving Party or third parties to unfairly compete with the Disclosing Party resulting in irreparable harm to the Disclosing Party, and therefore, that upon any such breach or any threat thereof, the Disclosing Party shall be entitled to seek appropriate equitable relief in addition to whatever remedies it might have at law. The Receiving Party will notify the Disclosing Party in writing immediately upon the occurrence of any such unauthorized release or other breach. In the event that any of the provisions of this Agreement shall be held by a court or other tribunal of competent jurisdiction to be unenforceable, the remaining portions hereof shall remain in full force and effect.

        5. Neither party acquires any intellectual property rights under this Agreement or any disclosure hereunder, except the limited right to use such Proprietary Information in accordance with this Agreement. No warranties of any kind are given with respect to the Proprietary Information disclosed under this Agreement or any use thereof, except as may be otherwise agreed to in writing.


        6. This Agreement together with the Distinguished Agreement supersede all prior discussions and writings with respect to the subject matter hereof and thereof, and constitute the entire agreement between the parties with respect to the subject matter hereof and thereof. No waiver or modification of this Agreement will be binding upon either party unless made in writing and signed by a duly authorized representative of such party and no failure or delay in enforcing any right will be deemed a waiver.

Company:                                Netscape:

E. VENTURES, INC.                       NETSCAPE COMMUNICATIONS
D/DBA COMMUNICATIONS ONVILLAGE          CORPORATION

By:  /s/  Jeff Walden                   By:
    ---------------------------             ---------------------------

Print Name:  JEFF WALDEN                Print Name:
            -------------------                     -------------------

Title:   SUP                            Title:
       ------------------------                ------------------------

Date:   11/4/96                         Date:
      -------------------------               -------------------------



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Net Search Program - Distinguished Provider                         Rev. 030596
CONFIDENTIAL and PROPRIETARY                                         [STANDARD]